UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

OPTIGENEX INC.
(Exact name of registrant as specified in charter)

Delaware	000-51248	20-1678933
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1170 Valley Brook Ave. 2nd Floor, Suite B, Lyndhurst, NJ	10022
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On April 15, 2008, William Walters resigned his position as a director of Optigenex Inc.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

None

(b)	Pro forma financial information.

None

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optigenex Inc.

Date: April 18, 2008	By:	/s/ Daniel Zwiren
President and Chief Executive Officer